                                                                  EXHIBIT 23.1



                          ARTHUR ANDERSEN LLP
                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our name in the Expert section of this Registration Statement and to the use of our report on the December 31, 1997 financial statements included in the Form 8K dated August 31, 1998, which is incorporated by reference into this Registration Statement.


                                             /s/ Arthur Andersen LLP
                                             --------------------------------
                                                  ARTHUR ANDERSEN LLP
Boston, Massachusetts
September 8, 1998